UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016 (February 4, 2016)

————————————

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

————————————

Delaware	1-11037	06-1249050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

39 Old Ridgebury Road
Danbury, CT 06810-5113
(Address of principal executive offices)

(203) 837-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On February 4, 2016, Praxair, Inc. (the “Company”) priced an offering of €550,000,000 aggregate principal amount of 1.200% notes due February 12, 2024 (the “Euro Notes”) and an offering of $275,000,000 aggregate principal amount of 3.200% notes due January 30, 2026 (the “New USD Notes” and, togerther with the Euro Notes, the “Notes”).  The New USD Notes will be part of the same series as the $450,000,000 of 3.200% Notes due 2026 that the Company issued on September 24, 2015.  The New USD Notes were priced to yield approximately 2.95% per annum.  The Euro Notes offering is expected to close on February 12, 2016, and the USD Notes offering is expected to close on February 11, 2016.  The Notes were offered pursuant to the Company’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on May 12, 2015.  The material terms of the Notes are described in the Company’s prospectus supplements dated February 4, 2016 filed with the SEC on February 5, 2016.

In connection with the pricing of the Euro Notes, the Company entered into a Terms Agreement dated February 4, 2016 (the “Euro Terms Agreement”) with Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch and Merrill Lynch International, and the other underwriters (the “Euro Underwriters”).  Pursuant to and subject to the terms and conditions of the Euro Terms Agreement, the Euro Underwriters agreed to purchase the Euro Notes from the Company for resale in the registered offering.  The Euro Terms Agreement is filed as Exhibit 1.1 to this Form 8-K.

In connection with the pricing of the USD Notes, the Company entered into a Terms Agreement dated February 4, 2016 (the “USD Terms Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as underwriters (the “USD Underwriters”).  Pursuant to and subject to the terms and conditions of the USD Terms Agreement, the USD Underwriters agreed to purchase the USD Notes from the Company for resale in the registered offering.  The USD Terms Agreement is filed as Exhibit 1.2 to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
1.1 1.2	Terms Agreement dated February 4, 2016 (Euro Notes) Terms Agreement dated February 4, 2016 (USD Notes)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2016

PRAXAIR, INC. By: /s/ Guillermo Bichara Guillermo Bichara Vice President, General Counsel, and Corporate Secretary

Exhibit Index

Exhibit No.	Description
1.1 1.2	Terms Agreement dated February 4, 2016 (Euro Notes) Terms Agreement dated February 4, 2016 (USD Notes)